As filed with the Securities and Exchange Commission on
                                 April 30, 1997

                                               Registration No. 333-20081



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form S-1

                         Post-Effective Amendment No. 2
                                       To
                             Registration Statement
                                      under
                           The Securities Act of 1933

                         THERMO BIOANALYSIS CORPORATION
               (Exact name of registrant as specified in charter)

        Delaware                        3826                   85-0429899
        (State or other          (Primary Standard          (IRS Employer
        jurisdiction        Industrial Classification      Identification
        of incorporation            Code Number)                  Number)
        or organization)

               504 Airport Road, Santa Fe, New Mexico  87504-2108
                                 (505) 471-3232
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                          Sandra L. Lambert, Secretary
                         Thermo BioAnalysis Corporation
                         c/o Thermo Electron Corporation
                                 81 Wyman Street
                                  P.O. Box 9046
                        Waltham, Massachusetts 02254-9046
                                 (617) 622-1000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:

                              Seth Hoogasian, Esq.
                                 General Counsel
                         Thermo BioAnalysis Corporation
                         c/o Thermo Electron Corporation
                                 81 Wyman Street
                                  P.O. Box 9046
                        Waltham, Massachusetts 02254-9046
                                 (617) 622-1000

                              ----------------------
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             Approximate date of commencement of proposed sale to public:
        As soon as practicable after the Registration Statement has become effective.

             If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ X ]

             If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective
        registration statement for the same offering.  [    ]

             If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same
        offering.  [    ]

                              ______________________


             This post-effective amendment removes from registration any of the securities which remained unsold as of the date of the filing of this post-effective amendment. The registration is hereby terminated.
PAGE

                                   SIGNATURES

             Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Waltham, Massachusetts, on this 30th day of April, 1997.

                                      THERMO BIOANALYSIS CORPORATION

                                      By:  /s/  Barry S. Howe
                                         ------------------------------
                                                Barry S. Howe
                                                President and Chief
                                                Executive Officer


                Signature                   Title              Date
                ---------                   -----              ----

        /s/ Barry S. Howe*        Chief Executive Officer,   April 30,
        -------------------------
        Barry S. Howe             President and Director       1997
                                  (Principal Executive
                                  Officer)

        /s/ John N. Hatsopoulos*  Vice President and Chief   April 30,
        -------------------------
        John N. Hatsopoulos       Financial Officer            1997
                                  (Principal Financial
                                  Officer)


        /s/ Paul F. Kelleher*     Chief Accounting Officer   April 30,
        -------------------------
        Paul F. Kelleher          (Principal Accounting        1997
                                  Officer)


        /s/ Richard W.K. Chapman* Director                   April 30,
        -------------------------
        Richard W.K. Chapman                                   1997

        _________________________ Director                   April   ,
        Denis A. Helm                                          1997


        /s/ Jonathan W. Painter*  Director                   April 30,
        -------------------------
        Jonathan W. Painter                                    1997


        _________________________ Director                   April   ,
        Arvin H. Smith                                         1997


        /s/ Elias P. Gyftopoulos* Director                   April 30,
        -------------------------
        Elias P. Gyftopoulos                                   1997
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





        /s/ Arnold N. Weinberg*   Director                   April 30,
        -------------------------
        Arnold N. Weinberg                                     1997



        *By:/s/ Seth H. Hoogasian
            ---------------------
            Seth H. Hoogasian
            Attorney-in-Fact








        AA971190049